SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 16, 2007

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10715 Red Run Boulevard, Suite 101, Owings Mills, Maryland 21117

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (410) 581-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Resignation of Director

On August 16, 2007, Mr. Donald R. “Scotty” Walsh resigned from the Board of Directors of Avatech Solutions, Inc. (the “Company”). As previously disclosed, Mr. Walsh retired as the Company’s President and Chief Executive Officer on May 14, 2007. The Company and Mr. Walsh are currently negotiating a separation agreement and release relating to these events and will disclose the material terms of such agreement in a subsequent report if and when the agreement becomes effective.

(d)	Election of Director.

On August 16, 2007 the Board of Directors of Avatech Solutions, Inc. (the “Company”) elected Mr. David Reymann to serve as a director of the Company until the next annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Reymann will serve as the Chair of the Board’s Audit Committee, replacing Mr. Robert Post. Mr. Post will remain as a member of the Board of Directors.

Previously, Mr. Reymann served as Chief Financial Officer of Aether Systems, Inc. from 1998 to 2006 where he was an integral part of the management team which converted Aether Systems, Inc. from a wireless communications company to a brand acquisition and management company (now NexCen Brands, Inc.; Nasdaq: NEXC). From 1996 to 1998, he was Director of Finance and Accounting for the Sweetheart Cup Company, where he managed the financial reporting and financial analysis activities for their eleven North American manufacturing plants. Prior to joining Sweetheart Cup Company, Mr. Reymann worked for Procter and Gamble, Inc. from 1985 to 1996 and Ernst & Young from 1980 to 1985. Mr. Reymann earned his Bachelor of Arts degree in accounting from The University of Baltimore and is a Certified Public Accountant. He currently serves on the Board of Directors for The Believe in Tomorrow Foundation.

Item 7.01	Regulation FD Disclosure

A copy of a press release issued by the Company on August 21, 2007 announcing Mr. Reymann’s election to the Board is furnished herewith as Exhibit 99.1 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Press release dated August 21, 2007 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVATECH SOLUTIONS, INC.

Date: August 22, 2007	By:	/s/ Lawrence Rychlak
Lawrence Rychlak
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 22, 2007 (furnished herewith)